EXHIBIT 10.51

THIRD MODIFICATION OF LEASE

LANDLORD NAME AND ADDRESS:	The Retail Property Trust 115 West Washington, Indianapolis, IN 46204

TENANT NAME AND ADDRESS:	PREMIERE COMMUNICATIONS, INC. 3399 Peachtree Road, NE The Lenox Building, Suite 600 Atlanta, Georgia 30326

DATE OF LEASE:	Executed March 3, 1997, modified August 4, 1997 and October 30, 1997

PREMISES:	The Lenox Building, Suites 300, 400, 500 600 and 700 Atlanta, Georgia

DATE OF AGREEMENT:	July 15, 1998

RECITAL

          Landlord and Tenant have agreed to amend the Lease in accordance with the terms of this Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is hereby agreed as follows:

          1.          Subject to the terms and conditions set forth below, Tenant shall have the right to install a diesel powered generator with a generating capacity of up to 750 KVA (the “Generator”) in the location marked on Exhibit A annexed hereto and made a part hereof, together with batteries, a diesel fuel tank of up to 2,000 gallon capacity, an output panel and all feeders, battery charger, remote annunciators, rigging and terminations in support thereof (collectively, the “Generator System”).

          2.          In connection with its installation of the Generator System, Tenant shall erect an eight (8’’) foot chain-link security fence around the Generator; shall provide Landlord with emergency access keys; and shall replace or replant any landscaping disturbed by installation of the Generator or the fence.

          3.          Tenant shall be solely responsible for the installation, maintenance and repair of the Generator System, and for all costs incurred in connection therewith. Tenant, at its own cost, shall enter into maintenance agreements for the Generator System with a company reasonably satisfactory to Landlord.

          4.          During the installation of the Generator System and any subsequent non-emergency repairs or alterations thereto, Tenant shall notify Landlord at least two (2) weeks in advance of any need to interrupt normal electrical service to the Lenox Building.

          5.          Prior to installing the Generator System, Tenant shall submit to Landlord for Landlord’s approval which shall not be unreasonably withheld, conditioned or delayed, Tenant’s proposed procedures for fuel storage, refueling, and periodic testing of the Generator.

          6.          Tenant shall not permit the testing or non-emergency operation of the Generator during Standard Business Hours without the prior written approval of Landlord, which shall not be unreasonably withheld, conditioned or delayed.

          7.          Upon the expiration or earlier termination of the Lease, Tenant may remove the Generator System, or any portion thereof, and return all affected areas of the Building to their pre-installation conditions, all at Tenant’s sole cost and expense.  In the event Tenant elects not to remove the Generator System, then it shall notify Landlord and Landlord shall have ten (10) days to notify Tenant to remove any part, or all, of the Generator System, otherwise, any part of the Generator System not so removed shall become the property of Landlord.

          8.          Except as provided herein, all of the terms, conditions and covenants of the Lease shall remain the same and in full force and effect.

          9.          Any capitalized term used herein shall have the meaning ascribed to it in the Lease.

          IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement as of the day and year first above written.

Tenant:
PREMIERE COMMUNICATIONS, INC.

By:	/s/ PATRICK G. JONES

Sr.V.P.

Landlord:
THE RETAIL PROPERTY TRUST

By:	/s/ DAVID SIMON

David Simon, CEO

FOURTH MODIFICATION OF LEASE

THIS FOURTH MODIFICATION OF LEASE  (this “Modification”) is entered into this 27th day of August, 1998 by and between The Retail Property Trust a Massachusetts business trust (“Landlord”) and Premiere Communications, Inc., a Georgia corporation (“Tenant”)

LANDLORD NAME AND ADDRESS:	The Retail Property Trust 115 West Washington Indianapolis, IN 4620

TENANT NAME AND ADDRESS:	Premiere Communications, Inc. 3399 Peachtree Road, N.E. The Lenox Building Suite 600 Atlanta, Georgia 30326

DATE OF LEASE:

Executed March 3, 1997, modified by Modification of Lease dated August 4, 1997, modified by Second Modification of Lease dated October 30, 1997, and modified by Third Modification of Lease dated July 5, 1998

LEASED PREMISES:	Suite #300 and 400 on the 3rd and 4th Floors, and Suite 500 and Suite 600 on the 5th and 6th Floor by Modification of Lease, and Suite 700 on the 7th Floor by Second Modification of Lease

OFFICE BUILDING:	The Lenox Building

EFFECTIVE DATE OF MODIFICATION	The later of the date of delivery of a fully executed Modification from Landlord to Tenant or the date on which Landlord delivers possession of Additional Space III to Tenant

TERM COMMENCEMENT OF ADDITIONAL SPACE III:	Two months from Effective Date to begin construction

TERM EXPIRATION OF ADDITIONAL SPACE III:	August 31, 2006

DATE OF AGREEMENT:	August 27, 1998

RECITALS

          WHEREAS, Landlord and Tenant entered into that certain Agreement of Lease dated March 3, 1997 (the “Original Lease”), Modification of Lease dated August 4, 1997, Second Modification of Lease dated October 30, 1997, and Third Modification of Lease dated July 5, 1998 (the Original Lease, as so amended, the “Lease”);

          WHEREAS, Landlord and Tenant desire to amend the Lease to provide for the expansion of the Premises (as defined in the Lease) to include Suite No. 800 on the Eighth (8th) floor of The Lenox Building (the “Additional Space III”).

          Landlord and Tenant have agreed to amend the Lease in accordance with the terms of this Agreement,

AGREEMENT

          NOW, THEREFORE, in consideration of the mutual covenants herein contained it is hereby agreed as follows:

          1.          The Effective Date of the Modification shall be the later of the date of delivery of a fully executed Modification from Landlord to Tenant or the date on which Landlord delivers possession of Additional Space III to Tenant (“Effective Date”).

          2.           As of the Effective Date, Article 1 of the Lease, “Premises” section, Lines 1 and 2 are hereby amended by replacing the phrase “Nos. 300, 400, 500, 600, and 700, Third (3rd) and Fourth (4th), Fifth (5th), Sixth (6th) and Seventh (7th)” with the phrase “Nos. 300, 400, 500, 600, 700 and 800, Third (3rd), Fourth (4th), Fifth (5th), Sixth (6th), Seventh (7th), and Eighth (8th)”.

          3.          As of the Effective Date, Article 1 of the Lease, “Size of Premises” section, Line 1 is hereby amended by replacing the number “103,400” with the number “114,154” to reflect the increase of the Size of the Premises by 10,754 rentable square feet.

          4.          As of the Effective Date, Rider 1(B) of the Lease is hereby amended by replacing the number “89,913”, pertaining to useable square footage, with the number “99,269” and by replacing the number “103,400”, pertaining to rentable square footage, with the number “114,154”.

          5.          As of the Effective Date, Article 1 of the Lease, “Tenant’s Pro Rata Share” section is hereby amended by replacing the number “29.70” with the number “32.79” to reflect the increase of the Size of the Premises.

          6.          As of the Term Commencement of Additional Space III, Article 1 of the Lease, “Fixed Rent” section is hereby deleted and replaced in its entirety with the following:

Fixed Rent. $2,171,400.00 per year through March 31, 2001; $2,274,800.00 per year from April 1, 2001 through August 31, 2004; and $2,378,200.00 per year from September 1, 2004 through August 31, 2007.

together with the following Fixed Rent for Additional Space III:

$258,096.00 (Two Hundred Fifty Eight Thousand Ninety Six and 00/100 Dollars) per year from the Term Commencement of Additional Space III to August 31, 2002; $279,604.00 (Two Hundred Seventy Nine Thousand Six Hundred Four and 00/100 Dollars) per year from September 1, 2002 through August 31, 2006.

          7.          As of the Effective Date, Exhibit B, annexed hereto, which describes Additional Space III, also known as Suite 800 of the Premises, shall be added to the Exhibit B annexed to the Lease.

          8.          As of the Effective Date, Rider 3(B) of the Lease is hereby deleted and replaced in its entirety with the following:

                       Rider 3(B):

                       Tenant is familiar with Additional Space III and accepts the same in an “as is”, “where is” condition, and Landlord shall not be obligated to do any further construction or make any additional improvements in Additional Space III, except as may otherwise be expressly provided herein. Landlord shall deliver Additional Space III to Tenant on or before the Effective Date of the Modification, in broom-clean condition and free of all existing tenants.

                       Landlord acknowledges and agrees that Tenant shall be allowed to make tenant improvements (“Tenant Improvements”) to the Premises at any time during the Term. Tenant shall be granted an allowance of $5.00 (Five Dollars) per square foot for Tenant Improvements made in Additional Space III which shall be paid within thirty (30) days of the Effective Date. Tenant shall provide Landlord with Tenant’s drawings, plans and specifications regarding the proposed Tenant Improvements to the Premises. Landlord shall notify Tenant within Fifteen (15) days after its receipt of such drawings, plans and specifications of its approval thereof, which shall not be unreasonably withheld, or its objection to anything contained therein.

          9.          As of the Effective Date, Article 2 and Rider 3(D) to the Lease are hereby amended by inserting the phrase and “and eighth (8th) floors” after the word “floors” on Line 4.

          10.          As of the Effective Date, Rider 4(A) to the Lease is hereby amended by replacing the phrase “Sixth (6th) floor and Seventh (7th) floors” in line 3 with the phrase “Sixth (6th), Seventh (7th), and Eighth (8th) floors”.

          11.          As of the Effective Date, Section 7.1C and Rider 25 to the Lease are amended such that Landlord represents and warrants that no conditions exist in Additional Space III as of the Effective Date which are not in compliance with Government Authority in effect on the Effective Date and agrees to remedy an such conditions in the same manner as provided for Suites 300 and 400 as of the Commencement Date.

          12.          All additional rents and other charges attributable to Additional Space III shall be prorated beginning as of the Term Commencement Date of Additional Space III.

          13.          Except as provided herein, all of the terms, conditions and covenants of the Lease, including all items of additional tent, termination date and rights of renewal shall remain the same and in full force and effect.

          14.          Any capitalized term used herein shall have the meaning ascribed to it in the Lease.

          15.          Additional Provisions: On the Effective Date, Tenant will be entitled to one (1) additional reserved parking space, which shall bring Tenant’s total number of reserved parking spaces to eleven (11).  Such reserved parking space shall be located on the second level of the parking deck between the stairwell and the elevator lobby.

          IN WITNESS WHEREOF, Landlord and Tenant have executed this Fourth Modification of Lease as of the day and year first above written.

TENANT:

PREMIERE COMMUNICATIONS, INC.

By:	/s/ PATRICK G. JONES

Print Name:	Patrick G. Jones
Title:	Sr. V.P

LANDLORD:
THE RETAIL PROPERTYTRUST, MASS, BUS TRUST

By	/s/ DAVID SIMON

Print Name :	David Simon
Title:	CEO

FIFTH MODIFICATION OF LEASE

THIS FIFTH MODIFICATION OF LEASE (this “Fifth Modification”) is entered into as of the 1st day of April, 1999 by and between The Retail Property Trust, a Massachusetts business trust, successor in interest to Corporate Property Investors, (“Landlord”) and Premiere Communications, Inc., a Georgia corporation (“Tenant”).

LANDLORD NAME AND ADDRESS:	THE RETAIL PROPERTY TRUST c/o Simon Debartolo Group, L.P. 115 West Washington Street Indianapolis, Indiana 46204

TENANT NAME AND ADDRESS:	PREMIERE COMMUNICATIONS, INC. 3399 Peachtree Road, N.E. The Lenox Building Suite 600 Atlanta, Georgia 30326

DATE OF LEASE:

Executed, March 3, 1997, modified by Modification of Lease dated August 4, 1997, modified by Second Modification of Lease dated October 30, 1997 modified by Third Modification of Lease dated July 15, 1998, and modified by Fourth Modification of Lease dated August 17, 1998

LEASED PREMISES:

Suites 300 and 400 on the 3rd and 4th Floors; Suites 500 and 600 on the 5th and 6th Floor by Modification of Lease; Suite 700 on the 7th Floor by Second Modification of Lease; and Suite 800 on the 8th Floor by Fourth Modification to Lease.

OFFICE BUILDING:	The Lenox Building

EFFECTIVE DATE OF FIFTH MODIFICATION:	August 4, 1997

RECITALS

          WHEREAS, Landlord and Tenant entered into that certain Agreement of Lease dated March 3, 1997 (the “Original Lease”), Modification of Lease dated August 4, 1997, Second Modification of Lease dated October 30, 1997, Third Modification of Lease dated

July 15, 1998 and Fourth Modification of Lease dated August 17, 1998 (the Original Lease, as so amended, together the “Lease”);

          WHEREAS, Landlord and Tenant desire to amend the Lease to clarify their mutual understanding with respect to the termination dates for the respective portions of the various premises occupied by Tenant, and have agreed to amend the Lease for such purpose in accordance with the terms of this Fifth Modification.

AGREEMENT

          NOW, THEREFORE, in consideration of the mutual covenants herein contained it is hereby agreed as follows:

1.	At Article I of the Lease, “Term” is hereby deleted in its entirety and replaced with the following:

Term.

As to Suites 300 and 400 (the Premises as defined in the Original Lease), that period of time commencing on the Commencement Date (as stipulated in said Original Lease) and expiring on August 31, 2007.

As to Suites 500 and 600 (the Additional Space as defined in the Modification of Lease), that period of time commencing on the Effective Date (as defined in said Modification of Lease) and expiring on August 31, 2007.

As to Suite 700 (the Additional Space II as defined in the Second Modification of Lease), that period of time commencing on the Effective Date (as defined in said Second Modification of Lease) and expiring on August 31, 2007.

As to Tenant’s right to install and maintain the Generator System (as defined in the Third Modification to Lease), that period of time commencing upon the Date of Agreement (as stipulated in said Third Modification to Lease) and expiring on August 31, 2007.

As to Suite 800 (the Additional Space III as defined in the Fourth Modification to Lease), that period of time commencing on the Effective Date (as defined in said Fourth Modification to Lease) and expiring on August 31, 2006.

2.

Except as provided herein, all of the terms, conditions and covenants of the Lease, including all items of additional rent, termination date and rights to renewal shall remain the same and in full force and effect.

3.	Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Lease.

4.

Landlord and Tenant acknowledge that this Fifth Modification does not extend the Term, and in the event any brokerage commissions are due pursuant to this Fifth Modification, such shall be the sole obligation of Tenant and, as such, Tenant shall fully indemnify Landlord from and against any claims which might arise thereby.

          IN WITNESS WHEREOF, Landlord and Tenant have executed this Fifth Modification as of the day and year first above written.

TENANT:

PREMIERE COMMUNICATIONS, INC., a Georgia corporation

By:	/s/ PATRICK G. JONES

Print Name:	Patrick G. Jones
Title:	Sr VP

LANDLORD:

THE RETAIL PROPERTY TRUST, a Massachusetts business trust

By:	/s/ DAVID SIMON

Print Name:	David Simon
Title:	President & CEO

SIXTH MODIFICATION OF LEASE

THIS SIXTH MODIFICATION OF LEASE (this “Sixth Modification”) is entered into as of the ___ day of ______, 1999 by and between The Retail Property Trust, a Massachusetts business trust, successor in interest to Corporate Property Investors, (“Landlord”) and Premiere Communications, Inc., a Florida corporation (“Tenant”).

LANDLORD NAME AND ADDRESS:	THE RETAIL PROPERTY TRUST 115 West Washington Street Indianapolis, Indiana 46204

TENANT NAME AND ADDRESS:	PREMIERE COMMUNICATIONS, INC. 3399 Peachtree Road, N.E. The Lenox Building Suite 600 Atlanta, Georgia 30326

DATE OF LEASE:

Executed March 3, 1997, modified by Modification of Lease dated August 4, 1997, modified by Second Modification of Lease dated October 30, 1997, modified by Third Modification of Lease dated July 15, 1998, modified by Fourth Modification of Lease dated August 27, 1998, and modified by Fifth Modification of Lease dated April 1, 1999.

LEASED PREMISES:

Suites 300 and 400 on the 3rd and 4th Floors; Suites 500 and 600 on the 5th and 6th Floor by Modification of Lease; Suite 700 on the Floor by 7th Floor by Second Modification of Lease; and Suite 800 on the 8th Floor by Fourth Modification to Lease.

OFFICE BUILDING:	The Lenox Building

EFFECTIVE DATE OF SIXTH MODIFICATION:	____________________________________

RECITALS

          WHEREAS, Landlord and Tenant entered into that certain Agreement of Lease dated March 3, 1997 (the “Original Lease”), Modification of Lease dated August 4, 1997, Second Modification of Lease dated October 30, 1997, Third Modification of Lease dated July 15, 1998, Fourth Modification of Lease dated August 27, 1998, and Fifth Modification of Lease dated April 1, 1999 (the Original Lease, as so amended, together the “Lease”);

          WHEREAS, Landlord and Tenant desire to amend the Lease to set forth and clarify their mutual understanding with respect to the Leased Premises and the additional premises on the tenth (10th) floor. Landlord and Tenant have agreed to amend the Lease for such purposes in accordance with the terms of this Sixth Modification.

AGREEMENT

          NOW, THEREFORE, in consideration of the mutual covenants herein contained it is hereby agreed as follows:

1.

At Article I of the Lease, “Term” is hereby amended to include Suite 1000 of approximately 7,396 square feet on the tenth floor, as designated on Exhibit A attached hereto.  Such Suite 1000 shall be leased by Tenant, commencing May 15, 1999 and expiring on May 31, 2001, at the Fixed Rent rate of Twenty-five and no/100 Dollars ($25.00) per square foot, such Fixed Rent rate to be $184,900.00 per year, payable in advance in equal monthly installments of $15,408.33.

2.

Provided Tenant is not then in default of its obligations hereunder, Tenant shall have the right to extend the Term for this Suite 1000 for two (2) consecutive terms of one (1) year each, such option term(s) to be exercised, if at all, not later than nine (9) months prior to the conclusion of the then existing Term (including the first option, if exercised), provided, however, in no event may either option be exercised sooner than twelve (12) months prior to the then existing Term. In the event Tenant exercises its option(s), Landlord shall, within thirty (30) days after receipt of Tenant’s election notify Tenant as to the then current fair market value of Suite 1000 and such shall be deemed to be the Fixed Rent rate. Landlord and Tenant acknowledge that Tenant will pay its proportionate share of all increases in rent as otherwise set forth in Section 3.2 of the Lease, utilizing a base year of 1999, Tenant’s Pro Rata Share for Suite 1000 to be Two and 2/100 percent (2.02%).

3.

Except as provided herein, all of the terms, conditions and covenants of the Lease, including all items of additional rent, termination date and rights to renewal shall remain the same and in full force and effect, and shall apply to Suite 1000 as otherwise set forth in the Lease.

4.	Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Lease.

5.

Landlord and Tenant acknowledge that this Sixth Modification does not extend the Term. Brokerage commissions are due pursuant to this Sixth Modification, to Cushman & Wakefield in the amount of Two percent (2%) per a separate Commission Agreement.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Sixth Modification as of the day and year first above written.

TENANT:

PREMIERE COMMUNICATIONS, INC., a Florida corporation
By:	/s/ JEFFREY A. ALLRED

Print Name:	JEFFREY A. ALLRED
Title:	Pres &COO

LANDLORD:

THE RETAIL PROPERTY TRUST, a Massachusetts business trust

By:	/s/ DAVID SIMON

Print Name:	David Simon
Title:	President & CEO